UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21636
                                                    -----------

              First Trust/Aberdeen Global Opportunity Income Fund
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
              ---------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period: June 30, 2013
                                             ---------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST



                                              Semi-Annual Report
                                           For the Six Months Ended
                                                 June 30, 2013



                                             First Trust/Aberdeen
                                              Global Opportunity
                                                  Income Fund
                                                     (FAM)



     ABERDEEN
 ASSET MANAGEMENT

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2013


Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  6
Schedule of Forward Foreign Currency Contracts............................... 13
Statement of Assets and Liabilities.......................................... 14
Statement of Operations...................................................... 15
Statements of Changes in Net Assets.......................................... 16
Statement of Cash Flows...................................................... 17
Financial Highlights......................................................... 18
Notes to Financial Statements................................................ 19
Additional Information....................................................... 24


                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2013


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust/Aberdeen Global Opportunity Income Fund (the "Fund").

The report you hold contains detailed information about your investment, a portfolio commentary from the Fund's management team that provides a recap of the period, a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust Advisors L.P. ("First Trust").

The six months covered by this report have been more positive for the U.S. markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 13.82% during the period, and many economists and investors have felt positive about the current market environment. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

As you know, First Trust offers a variety of products that we believe could help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2013 and to the next edition of your Fund's report.


Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees and
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
"AT A GLANCE"
AS OF JUNE 30, 2013 (UNAUDITED)


------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------
Symbol on New York Stock Exchange                                  FAM
Common Share Price                                              $15.43
Common Share Net Asset Value ("NAV")                            $16.01
Premium (Discount) to NAV                                        (3.62)%
Net Assets Applicable to Common Shares                    $278,677,504
Current Monthly Distribution per Common Share (1)               $0.130
Current Annualized Distribution per Common Share                $1.560
Current Distribution Rate on Closing Common Share Price (2)      10.11%
Current Distribution Rate on NAV (2)                              9.74%
------------------------------------------------------------------------


----------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
----------------------------------------------------
            Common Share Price     NAV
6/12             $17.09          $17.44
                  17.28           17.43
                  17.45           17.63
                  17.69           17.83
7/12              17.71           17.81
                  17.63           17.83
                  17.74           17.87
                  17.71           17.70
                  17.87           17.82
8/12              17.96           17.83
                  18.02           17.92
                  18.20           18.06
                  18.11           18.04
9/12              18.63           18.09
                  18.05           17.93
                  17.99           18.03
                  18.00           18.17
10/12             18.05           18.10
                  17.85           17.94
                  17.89           18.00
                  17.34           17.94
                  17.80           18.03
11/12             17.98           18.16
                  17.63           18.21
                  17.60           18.28
                  17.94           18.26
12/12             17.81           18.34
                  18.00           18.27
                  18.11           18.34
                  18.25           18.38
1/13              18.45           18.35
                  18.18           18.15
                  18.10           18.11
                  18.18           18.08
2/13              18.30           18.04
                  18.06           17.90
                  17.91           17.89
                  17.43           17.91
                  17.80           17.84
3/13              17.77           17.91
                  17.62           17.99
                  17.78           18.13
                  17.60           17.96
4/13              17.77           18.06
                  17.85           18.09
                  18.01           17.94
                  17.67           17.74
                  17.53           17.52
5/13              16.63           17.07
                  16.04           16.73
                  16.05           16.73
                  14.96           15.94
6/13              15.43           16.01
----------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Average Annual Total Return
                                                                                       ----------------------------------------
                                           6 Months Ended          1 Year Ended          5 Years Ended  Inception (11/23/2004)
                                              6/30/2013              6/30/2013             6/30/2013         to 6/30/2013
FUND PERFORMANCE (3)
NAV                                            -8.85%                 0.27%                  7.99%               7.96%
Market Value                                   -9.64%                -1.39%                  9.49%               6.92%

INDEX PERFORMANCE
Blended Benchmark (4)                          -6.90%                -0.81%                  5.82%               6.51%
Barclays Global Emerging Markets Index         -6.04%                 3.91%                  8.02%               8.31%
Barclays Global Aggregate Index                -4.83%                -2.18%                  3.68%               4.09%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------
                                                   % OF TOTAL
TOP 10 HOLDINGS                                   INVESTMENTS
--------------------------------------------------------------
Asian Development Bank, 5.50%, 02/15/16               4.8%
Brazil Notas Do Tesouro Nacional, Series F, 10.00%,
   01/01/17                                           4.8
New Zealand Government Bond, 6.00%, 12/15/17          4.6
Province of Manitoba, 6.38%, 09/01/15                 3.5
Australian Government, 6.00%, 02/15/17                3.2
Hungary Government Bond, 6.75%, 11/24/17              2.9
Treasury Corp. of Victoria, 6.00%, 10/17/22           2.9
Mexican Bonos, 7.50%, 06/03/27                        2.8
United Kingdom Gilt, 6.00%, 12/07/28                  2.7
South African Government Bond, 10.50%, 12/21/26       2.7
--------------------------------------------------------------
                                      Total          34.9%
                                                    ======


---------------------------------------------------------
                                           % OF TOTAL
CREDIT QUALITY (6)                        INVESTMENTS
---------------------------------------------------------
AAA                                            22.1%
AA+                                             7.9
AA                                              4.4
AA-                                             0.7
A                                               1.3
A-                                             12.4
BBB+                                           11.7
BBB                                             5.4
BBB-                                           11.5
BB+                                             1.6
BB                                              2.0
BB-                                             8.4
B+                                              3.8
B                                               4.0
B-                                              0.5
NR                                              2.3
---------------------------------------------------------
                                      Total   100.0%
                                              ======


---------------------------------------------------------
                                           % OF TOTAL
TOP 10 COUNTRIES (5)                      INVESTMENTS
---------------------------------------------------------
Russia                                          9.5%
Australia                                       8.2
Canada                                          8.0
Brazil                                          7.2
Multinational                                   6.2
Mexico                                          5.4
Turkey                                          5.2
New Zealand                                     4.7
United Kingdom                                  4.4
South Africa                                    4.0
---------------------------------------------------------
                                      Total    62.8%
                                              ======


---------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION                   INVESTMENTS
---------------------------------------------------------
Sovereigns                                     65.4%
Supranationals                                  6.2
Regional and Local Governments                  6.0
Government Agencies                             5.1
Railroad                                        2.7
Exploration & Production                        1.8
Government Development Banks                    1.8
Banking                                         1.6
Food & Beverage                                 1.4
Financial Services                              1.2
Wireless Telecom Services                       0.9
Consumer Finance                                0.8
Chemicals                                       0.7
Industrial Other                                0.7
Metals & Mining                                 0.6
Construction Materials                          0.5
Manufactured Goods                              0.4
Utilities                                       0.4
Automotive                                      0.4
Pipeline                                        0.4
Real Estate                                     0.4
Wireline Telecom Services                       0.3
Home Improvement                                0.2
Retail Discretionary                            0.1
Institutional Financial Services                0.0*
---------------------------------------------------------
                                      Total   100.0%
                                              ======

* Amount is less than 0.1%.

(1) Most recent distribution paid or declared through 6/30/2013. Subject to change in the future.
(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 6/30/2013. Subject to change in the future.
(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(4) Blended benchmark consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Market Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).
(5) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the sub-advisor.
(6) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2013


                                  SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), an SEC-registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                           PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

JOZSEF SZABO                                 EDWIN GUTIERREZ
Head of Global Macro                         Portfolio Manager, Emerging Market Debt

BRETT DIMENT                                 MAX WOLMAN
Head of Emerging Market Debt                 Portfolio Manager, Emerging Market Debt

KEVIN DALY                                   ESTHER CHAN
Portfolio Manager, Emerging Market Debt      Portfolio Manager, Emerging Market Debt

FUND RECAP

The Fund had a net asset value ("NAV") total return(1) of -8.85% and a market value total return of -9.64% for the six months ended June 30, 2013, compared to the blended benchmark(2) total return(1) of -6.90% over the same period. In addition to the blended benchmark, the Fund currently uses other indexes for comparative purposes. The total returns for the six months ended June 30, 2013, for these indexes were as follows: the Barclays Global Emerging Markets Index was -6.04% and the Barclays Global Aggregate Index was -4.83%.

PERFORMANCE ANALYSIS - DEVELOPED MARKETS

The Fund's developed market portfolio underperformed during the first half of 2013 with a return of -8.56% versus the Citigroup World Government Bond Index return of -5.66%. Positioning was relatively consistent during this period with investments concentrated in well-rewarded safe havens such as Australia, New Zealand, Canada and the UK relative to underweight positions in Europe, the U.S. and Japan.

The biggest positive contributor to performance was the underweight position in Japan which, due to the 12% depreciation in the value of the Yen relative to the U.S. Dollar, was a big plus. Counteracting this, however, were the positions in the Euro, U.S. Dollar and Australian Dollar, with the latter's 12% currency depreciation versus the U.S. Dollar once again being a major factor in the Fund's performance in Developed Markets.

PERFORMANCE ANALYSIS - EMERGING MARKETS

The emerging market portion of the Fund outperformed its blended benchmark of both hard currency and local bonds by 199 bps and 65 bps respectively.

Within the hard currency space, the Fund's overweight position in Russia was the key positive contributor to performance, helped by the Fund's allocation to quasi-sovereign and corporate credits. Overweight positions in Pakistan and Venezuela also added value to the Fund. An overweight position in Mexico detracted from performance as the portfolio added exposure to the Mexican homebuilder sector (which suffered from working capital issues during the first quarter of 2013). An underweight in Lebanon and overweight position in Honduras also detracted from Fund performance.


--------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

2 Blended benchmark consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Market Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2013


Within the local currency holdings, an underweight position in Peru benefitted the Fund as did a non-benchmark holding in Serbian treasury bills. An overweight position in Mexico was the main detractor from performance as was an overweight position in Indonesia and South Africa.

An important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Barclays Global Emerging Markets Index, Barclays Global Aggregate Index and the components of the blended benchmark are not leveraged. Leverage had a negative impact on the performance of the Fund over this reporting period.

MARKET RECAP AND FUND OUTLOOK - DEVELOPED MARKETS

The half year was really characterized by two distinct periods where markets were driven by very different forces and influences.

The first quarter of the year was one which picked up from themes established at the end of 2012 and ran with them. The drivers were abundant liquidity provided by central banks, very low interest rates, a policy-driven stabilisation of the Eurozone and latterly some "green shoots" of recovery beginning to emerge most notably in the U.S. This meant that, for much of the first part of the year, yields were kept within a fairly tight trading range at very low levels.

The Eurozone was a major beneficiary of this relative calm as European Central Bank ("ECB") President Draghi was able to assuage market fears of breakup and bring peace to bond markets, allowing spreads of all countries to tighten versus their German equivalent. While the reduction of liquidity (through long-term refinancing operations ["LTRO"] payback) was a problem early in the first quarter, once these fears were calmed by Draghi the market quickly returned to "lower for longer" mode and front-end rates returned to more normal levels.

Systemic issues had not completely gone away, however, and the Cyprus bailout and subsequent capital controls, as well as political upheaval in Italy certainly proved this. This assisted the Euro in moving lower versus the U.S. Dollar in the first quarter as well as providing periods of illiquidity and volatility in Eurozone bond markets.

Japan, driven by new PM Shinzo Abe, began to make noises indicating it was prepared to make a more robust effort to exit its 20-year deflationary trap. The resulting market expectations over the size of both monetary and fiscal stimulus potentially involved caused the Yen to be weaker while pushing the Nikkei higher.

As the quarter wore on, however, it became obvious that there was likely to be some dislocation in the global economy as U.S. data continued to impress, while Eurozone data continued to disappoint, and Japan clarified that it was indeed set to embark on unprecedented stimulus.

All of this meant that there were competing forces in world financial markets and while the U.S., as the world's biggest economy, set the tone for much of the second quarter, spreads between the U.S. and those economies further from economic recovery began to widen materially.

This theme saw yields rising steadily throughout the second quarter of 2013, driven by talk in the U.S. of potential exit from the U.S. Federal Reserve's (the "Fed") asset purchase policy. With front ends rates still expected to be on hold, as "promised" by the Fed, this also saw yield curves steepening through the period.

The first half of the year was also a period of considerable volatility for Australian bond and currency markets, as those who sought the relative safety and positive carry offered by Australia during the first quarter were made to pay during the second quarter when China weakness, a slowing mining sector alongside lower commodity prices as well as domestic factors, all contributed to a material weakening in the Australian Dollar. This was a double whammy for bond investors who struggled to hold onto their Australian and New Zealand investments in the face of considerable selling pressure that began because of the expected tapering of Fed bond purchases and the subsequent rise in U.S. bond yields.

Looking ahead, the most likely driver of market direction over the coming months will be economic data out of the U.S. The market has had to come to terms with the idea that the Fed will not be buying assets ad infinitum; however, the timing of future changes to this policy remains unknown and data-dependent. For this reason, we expect U.S. economic data to be scrutinised even more closely than normal with a particular focus on jobs data (because the Fed has told us that this is the key focus for both asset purchase and rate policy), housing data (because this has been such a significant portion of the recovery so far) and inflation (because, should this remain weak, it has the potential to slow a Fed exit of tapering in the bond markets given its dual mandate spelled out here).

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2013


We continue to expect Eurozone bond markets to pull against the tide of an improving outlook in the U.S., as those nations struggle to generate growth while managing their precarious fiscal positions and struggling within the single currency regime. While some of the systemic risks seem to have passed as a result of the ECB's LTRO and Outstanding Monetary Transaction policies, we do not yet believe that the Eurozone is completely out of the woods. We expect periodic volatility as unstable political situations, a lack of sustainable growth, a dearth of domestic demand and social unrest continue to generate headlines out of the non-core Eurozone countries.

For these reasons we continue to expect policy from the ECB to remain ultra-easy with liquidity abundant.

The slowdown of China is also likely to have a tempering effect on any positivity emanating from the U.S. recovery. It seems clear now that the new Chinese administration is comfortable allowing a more laissez faire approach to the economy which is likely to generate ripples which will be felt across the world economy (but most closely in the Asia-Pacific region).

MARKET RECAP AND FUND OUTLOOK - EMERGING MARKETS

Emerging market debt posted gains during the six months ending June 30, 2013. The ECB announced its "outright monetary transactions" program, while the Fed decided to unleash further quantitative easing focused on purchasing mortgage-backed securities and Germany's constitutional court ratified the Eurozone bailout package. A surprise Italian parliamentary election result in February and the news of a Cyprus bailout at the end of March caused risk appetite to take a breather at the beginning of 2013. Poor employment figures in the U.S., however, caused U.S. Treasury yields to fall sharply in April, providing support for spread products.

Emerging market debt suffered a setback in May and June by increased rhetoric from the Fed that it will seek to "taper" its quantitative easing program toward the end of 2013. The announcement was motivated by increasingly positive signs of economic recovery in the U.S., and U.S. Treasury yields rose as a result, causing emerging market debt to suffer. Market concerns over a reversal in fund flows into the asset class as well as a higher cost of financing for emerging market countries, led to a significant re-pricing across all segments of the asset class.

Over the six-month period, the JPMorgan Emerging Market Bond Index - Global Diversified Index declined by 7.8%, while the blended benchmark spread widened by 83bps to 341bps over U.S. Treasuries. High-yield credits outperformed investment-grade bonds, as some of the smaller countries in the JPMorgan Emerging Market Bond Index traded on more idiosyncratic rationales. Belize was the top performer as it bounced back and benefitted from the restructuring of its "superbond", while Ecuador, Pakistan and Jamaica also fared well. On the other hand, Egypt declined the most over the period as the country's economic and political problems came to the fore. Low-beta Latin American sovereigns also suffered, with Uruguay and Peru the stand-outs, as their long-end bonds sold off aggressively. The J.P. Morgan Global Bond Index - Emerging Market Diversified declined 7.8% during the period. Asia outperformed due to stronger relative performance from Malaysia; Latin America lagged due to poor bond and currency returns from Brazil, Peru and Colombia.

It is difficult to assess how long this volatility will last. In the short term, sentiment will remain data-dependent, with much of the focus on the U.S. growth indicators. Fund flows--which often lag market movements--may continue as a negative driver until the market feels an appropriate equilibrium level has been found. From a medium to long-term perspective, the fundamentals of emerging markets remain constructive. Balance sheets at a country, company and individual level remain in good shape, but may deteriorate on the margin as growth slows. Debt sustainability in emerging markets is expected to remain intact amid rising borrowing costs, with debt levels on average one-third of those in developed markets.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2013 (UNAUDITED)


   PRINCIPAL
     VALUE
    (LOCAL                                                                        STATED       STATED        VALUE
   CURRENCY)                             DESCRIPTION                              COUPON      MATURITY    (US DOLLARS)
---------------  ------------------------------------------------------------  ------------   --------   --------------
FOREIGN SOVEREIGN BONDS AND NOTES - 98.9%

                 AUSTRALIA - 10.5%
$    11,000,000  Australian Government Bond (AUD) ...........................     6.00%       02/15/17   $  11,149,117
      8,100,000  Queensland Treasury Corp. (AUD) ............................     6.00%       10/14/15       7,929,565
      9,800,000  Treasury Corp. of Victoria (AUD) ...........................     6.00%       10/17/22      10,084,722
                                                                                                         -------------
                                                                                                            29,163,404
                                                                                                         -------------
                 BELGIUM - 2.4%
      4,500,000  Belgium Government Bond (EUR) ..............................     4.25%       09/28/21       6,754,100
                                                                                                         -------------
                 BRAZIL - 7.3%
     38,734,000  Brazil Notas do Tesouro Nacional, Series F (BRL) ...........    10.00%       01/01/17      16,971,632
      2,480,000  Brazilian Government International Bond (BRL) ..............     8.50%       01/05/24       1,028,077
      1,170,000  Brazilian Government International Bond (USD) ..............     7.13%       01/20/37       1,398,150
        900,000  Brazilian Government International Bond (USD) ..............     5.63%       01/07/41         900,000
                                                                                                         -------------
                                                                                                            20,297,859
                                                                                                         -------------
                 CANADA - 10.2%
      5,000,000  Canadian Government Bond (CAD) .............................     8.00%       06/01/23       7,089,141
     15,000,000  Province of Manitoba (NZD) .................................     6.38%       09/01/15      12,284,774
     10,965,000  Province of Ontario (NZD) ..................................     6.25%       06/16/15       8,936,060
                                                                                                         -------------
                                                                                                            28,309,975
                                                                                                         -------------
                 COLOMBIA - 0.1%
    490,000,000  Columbia Government International Bond (COP) ...............     7.75%       04/14/21         288,439
                                                                                                         -------------
                 COSTA RICA - 0.5%
      1,200,000  Costa Rica Government International Bond (USD) .............     4.25%       01/26/23       1,116,000
        340,000  Costa Rica Government International Bond (USD) (c) .........     4.38%       04/30/25         314,500
                                                                                                         -------------
                                                                                                             1,430,500
                                                                                                         -------------
                 CROATIA - 0.9%
      2,370,000  Croatia Government International Bond (USD) ................     6.63%       07/14/20       2,525,282
                                                                                                         -------------
                 DOMINICAN REPUBLIC - 0.4%
        700,000  Dominican Republic International Bond (USD) ................     7.50%       05/06/21         757,750
        380,000  Dominican Republic International Bond (USD) (c) ............     5.88%       04/18/24         361,000
                                                                                                         -------------
                                                                                                             1,118,750
                                                                                                         -------------
                 GEORGIA - 0.5%
      1,300,000  Georgian Oil and Gas Corp. (USD) (c) .......................     6.88%       05/16/17       1,319,500
                                                                                                         -------------
                 HONDURAS - 0.9%
     $2,960,000  Honduras Government International Bond (USD) (c) ...........     7.50%       03/15/24       2,560,400
                                                                                                         -------------
                 HUNGARY - 4.7%
  2,170,000,000  Hungary Government Bond (HUF) ..............................     6.75%       11/24/17      10,108,663
      2,950,000  Hungary Government Bond (USD) ..............................     4.13%       02/19/18       2,883,625
                                                                                                         -------------
                                                                                                            12,992,288
                                                                                                         -------------
                 INDONESIA - 2.4%
 17,100,000,000  Indonesia Treasury Bond (IDR) ..............................    10.00%       07/15/17       1,940,448
 16,000,000,000  Indonesia Treasury Bond (IDR) ..............................     7.00%       05/15/27       1,520,922
  8,500,000,000  Indonesia Treasury Bond (IDR) ..............................     6.13%       05/15/28         743,685
 18,670,000,000  Indonesia Treasury Bond (IDR) ..............................    10.50%       08/15/30       2,359,275
                                                                                                         -------------
                                                                                                             6,564,330
                                                                                                         -------------


Page 6                     See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


   PRINCIPAL
     VALUE
    (LOCAL                                                                        STATED       STATED        VALUE
   CURRENCY)                             DESCRIPTION                              COUPON      MATURITY    (US DOLLARS)
---------------  ------------------------------------------------------------  ------------   --------   --------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                 IRAQ - 0.3%
      1,060,000  Republic of Iraq (USD) .....................................     5.80%       01/15/28   $     887,750
                                                                                                         -------------
                 ITALY - 3.0%
      4,650,000  Italy Buoni Poliennali Del Tesoro (EUR) ....................     9.00%       11/01/23       8,235,220
                                                                                                         -------------
                 IVORY COAST - 0.8%
      2,730,000  Ivory Coast Government International Bond (USD) (d) ........     5.75%       12/31/32       2,259,075
                                                                                                         -------------
                 MALAYSIA - 1.7%
     14,500,000  Malaysia Government Bond (MYR) .............................     4.01%       09/15/17       4,683,782
                                                                                                         -------------
                 MEXICO - 5.4%
      6,400,000  Mexican Bonos (MXN) ........................................     8.00%       12/17/15         534,243
    115,500,000  Mexican Bonos (MXN) ........................................     7.50%       06/03/27      10,005,632
     13,850,000  Mexican Bonos (MXN) ........................................    10.00%       11/20/36       1,426,122
     11,600,000  Mexican Bonos (MXN) ........................................     7.75%       11/13/42         968,655
      1,890,000  Mexico Government International Bond (USD) .................     6.05%       01/11/40       2,069,550
                                                                                                         -------------
                                                                                                            15,004,202
                                                                                                         -------------
                 MONGOLIA - 0.7%
      1,000,000  Development Bank of Mongolia LLC (USD) .....................     5.75%       03/21/17         975,119
        600,000  Mongolia Government International Bond (USD) ...............     4.13%       01/05/18         561,000
        400,000  Mongolia Government International Bond (USD) ...............     5.13%       12/05/22         356,000
                                                                                                         -------------
                                                                                                             1,892,119
                                                                                                         -------------
                 NEW ZEALAND - 5.9%
     19,150,000  New Zealand Government Bond (NZD) ..........................     6.00%       12/15/17      16,432,162
                                                                                                         -------------
                 NIGERIA - 2.5%
  1,100,000,000  Nigeria Government Bond (NGN) ..............................    15.10%       04/27/17       7,023,066
                                                                                                         -------------
                 PAKISTAN - 0.6%
      1,670,000  Pakistan Government International Bond (USD) ...............     6.88%       06/01/17       1,569,800
                                                                                                         -------------
                 PERU - 1.5%
     10,100,000  Peru Government Bond (PEN) .................................     7.84%       08/12/20       4,187,398
                                                                                                         -------------
                 ROMANIA - 1.6%
      3,910,000  Romanian Government International Bond (USD) ...............     6.75%       02/07/22       4,373,726
                                                                                                         -------------
                 RUSSIA - 4.8%
    173,000,000  Russian Federal Bond - OFZ (RUB) ...........................     7.50%       02/27/19       5,352,239
     73,500,000  Russian Federal Bond - OFZ (RUB) ...........................     7.00%       01/25/23       2,165,504
    185,000,000  Russian Foreign Bond - Eurobond (RUB) ......................     7.85%       03/10/18       5,883,964
                                                                                                         -------------
                                                                                                            13,401,707
                                                                                                         -------------
                 RWANDA - 0.2%
        750,000  Rwanda International Government Bond (USD) (c) .............     6.63%       05/02/23         654,375
                                                                                                         -------------
                 SERBIA - 4.2%
      1,720,000  Republic of Serbia (USD) ...................................     5.25%       11/21/17       1,685,600
      3,150,000  Republic of Serbia (USD) ...................................     7.25%       09/28/21       3,256,312
      1,250,000  Republic of Serbia (USD) (c) ...............................     7.25%       09/28/21       1,292,188
    513,000,000  Serbia Treasury Bills (RSD) ................................      (e)        01/23/14       5,578,831
                                                                                                         -------------
                                                                                                            11,812,931
                                                                                                         -------------


                           See Notes to Financial Statements              Page 7

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


   PRINCIPAL
     VALUE
    (LOCAL                                                                        STATED       STATED        VALUE
   CURRENCY)                             DESCRIPTION                              COUPON      MATURITY    (US DOLLARS)
---------------  ------------------------------------------------------------  ------------   --------   --------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                 SOUTH AFRICA - 5.1%
     37,800,000  South Africa Government Bond (ZAR) .........................    13.50%       09/15/15   $   4,398,146
     76,800,000  South Africa Government Bond (ZAR) .........................    10.50%       12/21/26       9,432,406
      5,100,000  South Africa Government Bond (ZAR) .........................     7.00%       02/28/31         449,018
                                                                                                         -------------
                                                                                                            14,279,570
                                                                                                         -------------
                 SOUTH KOREA - 0.9%
    156,000,000  Export-Import Bank of Korea (INR) (c) ......................     6.00%       02/27/14       2,613,345
                                                                                                         -------------
                 TANZANIA - 0.9%
      2,600,000  Tanzania Government International Bond (USD) (f) ...........     6.45%       03/08/20       2,613,000
                                                                                                         -------------
                 TURKEY - 5.8%
     16,100,000  Turkey Government Bond (TRY) ...............................     9.00%       01/27/16       8,577,151
      6,600,000  Turkey Government Bond (TRY) ...............................     6.30%       02/14/18       3,203,808
      3,460,000  Turkey Government Bond (TRY) ...............................     3.00%       02/23/22       1,984,307
      2,100,000  Turkey Government International Bond (USD) .................     6.25%       09/26/22       2,331,000
                                                                                                         -------------
                                                                                                            16,096,266
                                                                                                         -------------
                 UNITED ARAB EMIRATES - 1.7%
      4,200,000  Emirate of Dubai Government International Bonds (USD) ......     7.75%       10/05/20       4,861,500
                                                                                                         -------------
                 UNITED KINGDOM - 5.6%
      1,200,000  United Kingdom Gilt (GBP) ..................................     8.00%       12/07/15       2,159,964
      4,600,000  United Kingdom Gilt (GBP) ..................................     6.00%       12/07/28       9,603,631
      2,170,000  United Kingdom Gilt (GBP) ..................................     4.25%       12/07/49       3,771,354
                                                                                                         -------------
                                                                                                            15,534,949
                                                                                                         -------------
                 URUGUAY - 1.6%
     81,209,390  Uruguay Government International Bond, Inflation Adjusted
                    Bond (UYU) (g) ..........................................     5.00%       09/14/18       4,495,803
                                                                                                         -------------
                 VENEZUELA - 3.0%
      9,380,000  Venezuela Government International Bond (USD) ..............     5.75%       02/26/16       8,418,550
                                                                                                         -------------
                 VIETNAM - 0.3%
        800,000  Vietnam Government International Bond (USD) ................     6.88%       01/15/16         848,000
                                                                                                         -------------
                 TOTAL FOREIGN SOVEREIGN BONDS AND NOTES ....................                              275,503,123
                 (Cost $271,692,213) ........................................                            -------------

FOREIGN CORPORATE BONDS AND NOTES (b) - 28.0%

                 BRAZIL - 1.8%
        600,000  Banco do Estado do Rio Grande do Sul SA (USD) (c) ..........     7.38%       02/02/22         617,250
      1,550,000  OAS Financial Ltd. (USD) (c) (f) ...........................     8.88%       12/31/49       1,503,500
        460,000  OAS Investments Gmbh (USD) (c) .............................     8.25%       10/19/19         454,250
        550,000  Odebrecht Finance Ltd. (USD) ...............................     7.50%       09/14/15         547,250
        750,000  U.S.J. Acucar e Alcool S.A. (USD) ..........................     9.88%       11/09/19         749,062
      1,380,000  Virgolino de Oliveira Finance Ltd. (USD) ...................    10.50%       01/28/18       1,248,900
                                                                                                         -------------
                                                                                                             5,120,212
                                                                                                         -------------


Page 8                     See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


   PRINCIPAL
     VALUE
    (LOCAL                                                                        STATED       STATED        VALUE
   CURRENCY)                             DESCRIPTION                              COUPON      MATURITY    (US DOLLARS)
---------------  ------------------------------------------------------------  ------------   --------   --------------
FOREIGN CORPORATE BONDS AND NOTES (b) (CONTINUED)

                 CHILE - 0.2%
        120,000  Automotores Gildemeister S.A. (USD) ........................     8.25%       05/24/21   $     111,600
        300,000  Saci Falabella (USD) (c) ...................................     3.75%       04/30/23         273,750
                                                                                                         -------------
                                                                                                               385,350
                                                                                                         -------------
                 CHINA - 1.1%
      1,250,000  China Overseas Finance Cayman II Ltd. (USD) ................     5.50%       11/10/20       1,302,755
      1,200,000  Country Garden Holdings Co., Ltd. (USD) ....................    11.13%       02/23/18       1,308,000
        600,000  Yancoal International Resources Development Co. Ltd.
                    (USD) (c) ...............................................     5.73%       05/16/22         550,324
                                                                                                         -------------
                                                                                                             3,161,079
                                                                                                         -------------
                 DOMINICAN REPUBLIC - 0.5%
      1,350,000  AES Andres Dominicana/Itabo Dominicana (USD) ...............     9.50%       11/12/20       1,431,000
                                                                                                         -------------
                 EL SALVADOR - 0.6%
      1,550,000  Telemovil Finance Co., Ltd. (USD) ..........................     8.00%       10/01/17       1,646,875
                                                                                                         -------------
                 GERMANY - 1.3%
      3,650,000  KfW International Finance (CAD) ............................     4.95%       10/14/14       3,627,511
                                                                                                         -------------
                 GUATEMALA - 0.6%
      1,550,000  Industrial Subordinated Trust (USD) ........................     8.25%       07/27/21       1,669,164
                                                                                                         -------------
                 INDIA - 0.4%
      1,200,000  Bharti Airtel International Netherlands B.V. (USD) (c) .....     5.13%       03/11/23       1,096,560
                                                                                                         -------------
                 INDONESIA - 0.8%
        700,000  Adaro Indonesia PT (USD) ...................................     7.63%       10/22/19         737,625
      1,600,000  Pertamina Persero PT (USD) (c) .............................     4.30%       05/20/23       1,502,000
                                                                                                         -------------
                                                                                                             2,239,625
                                                                                                         -------------
                 KAZAKHSTAN - 1.3%
      1,000,000  Kazakhstan Temir Zholy Finance B.V. (USD) (c) ..............     6.95%       07/10/42       1,018,800
      1,090,000  KazMunayGas National Co., JSC (USD) (c) ....................     4.40%       04/30/23       1,013,700
      1,500,000  Zhaikmunai L.P. (USD) (c) ..................................     7.13%       11/13/19       1,511,250
                                                                                                         -------------
                                                                                                             3,543,750
                                                                                                         -------------
                 MEXICO - 1.5%
      1,400,000  BBVA Bancomer S.A. (USD) (c) ...............................     6.75%       09/30/22       1,505,000
        850,000  CEMEX Espana S.A. Luxembourg (USD) .........................     9.88%       04/30/19         922,250
        460,000  CEMEX Finance, LLC (USD) (c) ...............................     9.38%       10/12/22         503,700
      1,350,000  Tenedora Nemak S.A. de C.V. (USD) (c) ......................     5.50%       02/28/23       1,282,500
                                                                                                         -------------
                                                                                                             4,213,450
                                                                                                         -------------
                 MULTINATIONAL - 7.8%
     17,600,000  Asian Development Bank (AUD) ...............................     5.50%       02/15/16      17,023,045
    284,000,000  European Bank For Reconstruction & Development (INR) .......     5.25%       02/07/14       4,753,680
                                                                                                         -------------
                                                                                                            21,776,725
                                                                                                         -------------
                 NIGERIA - 0.1%
        200,000  Access Finance B.V. (USD) (c) ..............................     7.25%       07/25/17         197,205
                                                                                                         -------------
                 RUSSIA - 7.2%
      1,850,000  Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD) ............     7.88%       09/25/17       1,972,470


                           See Notes to Financial Statements             Page 9

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


   PRINCIPAL
     VALUE
    (LOCAL                                                                        STATED       STATED        VALUE
   CURRENCY)                             DESCRIPTION                              COUPON      MATURITY    (US DOLLARS)
---------------  ------------------------------------------------------------  ------------   --------   --------------
FOREIGN CORPORATE BONDS AND NOTES (b) (CONTINUED)

                 RUSSIA (CONTINUED)
        700,000  Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD) ............     7.75%       04/28/21   $     724,500
      1,400,000  EuroChem Mineral & Chemical Co. OJSC via EuroChem
                    GI Ltd. (USD) (c) .......................................     5.13%       12/12/17       1,382,500
        950,000  Evraz Group S.A. (USD) (c) .................................     6.50%       04/22/20         857,375
        470,000  Gazprom Neft OAO via GPN Capital S.A. (USD) (c) ............     4.38%       09/19/22         432,800
        600,000  Gazprom Oao Via Gaz Capital S.A. (USD) .....................     6.51%       03/07/22         637,500
      1,360,000  Metalloinvest Finance Ltd. (USD) (c) .......................     5.63%       04/17/20       1,251,200
        240,000  MTS International Funding Ltd. (USD) (c) ...................     5.00%       05/30/23         231,000
        800,000  Russian Agricultural Bank OJSC Via RSHB Capital
                    S.A. (USD) ..............................................     7.75%       05/29/18         898,000
    278,600,000  Russian Railways via RZD Capital PLC (RUB) .................     8.30%       04/02/19       8,513,278
      1,500,000  VimpelCom Holdings B.V. (USD) (c) ..........................     5.95%       02/13/23       1,401,525
      1,700,000  VTB Bank OJSC via VTB Capital S.A. (USD) ...................     6.88%       05/29/18       1,806,250
                                                                                                         -------------
                                                                                                            20,108,398
                                                                                                         -------------
                 TURKEY - 0.8%
        750,000  Arcelik AS (USD) (c) .......................................     5.00%       04/03/23         675,000
        500,000  Turkiye Sise Ve Cam Fabrikalari AS (USD) (c) ...............     4.25%       05/09/20         457,500
      1,100,000  Yasar Holdings S.A. via Willow No. 2 (USD) .................     9.63%       10/07/15       1,126,400
                                                                                                         -------------
                                                                                                             2,258,900
                                                                                                         -------------
                 UKRAINE - 2.0%
      1,350,000  Ferrexpo Finance PLC (USD) .................................     7.88%       04/07/16       1,252,624
      1,500,000  Metinvest B.V. (USD) .......................................    10.25%       05/20/15       1,522,500
        485,000  MHP S.A. (USD) .............................................    10.25%       04/29/15         504,405
      1,350,000  MHP S.A. (USD) (c) .........................................     8.25%       04/02/20       1,201,500
      1,330,000  Mriya Agro Holding PLC (USD) (c) ...........................     9.45%       04/19/18       1,187,025
                                                                                                         -------------
                                                                                                             5,668,054
                                                                                                         -------------
                 TOTAL FOREIGN CORPORATE BONDS AND NOTES .............................................      78,143,858
                 (Cost $75,616,651)                                                                      -------------


     SHARES                                             DESCRIPTION                                          VALUE
---------------  -------------------------------------------------------------------------------------   --------------
COMMON STOCKS - 0.0%
                 KAZAKHSTAN - 0.0%
            342  BTA Bank JSC (h) ....................................................................               1
                                                                                                         -------------
                 TOTAL COMMON STOCKS .................................................................               1
                 (Cost $0)                                                                               -------------

                 TOTAL INVESTMENTS - 126.9% ..........................................................     353,646,982
                 (Cost $347,308,864) (i)
                 OUTSTANDING LOANS - (35.3%) .........................................................     (98,267,982)
                 NET OTHER ASSETS AND LIABILITIES - 8.4% .............................................      23,298,504
                                                                                                         -------------
                 NET ASSETS - 100.0% .................................................................   $ 278,677,504
                                                                                                         =============


Page 10                    See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


(a) All of the securities within the Portfolio of Investments, except for the BTA Bank JSC common stock, are available to serve as collateral for the outstanding loans.
(b) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the Fund's investment sub-advisor.
(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At June 30, 2013, securities noted as such amounted to $31,222,522 or 11.20% of net assets.
(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date. The interest rate shown reflects the rate in effect at June 30, 2013.
(e)  Zero coupon bond.
(f) Floating rate security. The interest rate shown reflects the rate in effect at June 30, 2013.
(g) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(h)  Non-income producing security.
(i) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $22,869,915 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $16,531,797.

Currency Abbreviations:
             AUD Australian Dollar
             BRL Brazilian Real
             CAD Canadian Dollar
             COP Columbian Peso
             EUR Euro
             GBP British Pound Sterling
             HUF Hungarian Forint
             IDR Indonesian Rupiah
             INR Indian Rupee
             KZT Kazakhstan Tenge
             MXN Mexican Peso
             MYR Malaysian Ringgit
             NGN Nigerian Naira
             NZD New Zealand Dollar
             PEN Peruvian New Sol
             RSD Serbian Dinar
             RUB Russian Ruble
             TRY Turkish Lira
             USD United States Dollar
             UYU Uruguayan Peso
             ZAR South African Rand


                           See Notes to Financial Statements             Page 11

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2013 (UNAUDITED)


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2013, is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                ASSETS TABLE
                                                                                    LEVEL 2        LEVEL 3
                                                      TOTAL         LEVEL 1      SIGNIFICANT    SIGNIFICANT
                                                     VALUE AT        QUOTED       OBSERVABLE    UNOBSERVABLE
INVESTMENTS                                         6/30/2013        PRICES         INPUTS         INPUTS
-------------------------------------------------  ------------   ------------   ------------   ------------
Foreign Sovereign Bonds and Notes*...............  $275,503,123    $        --   $275,503,123   $         --
Foreign Corporate Bonds and Notes*...............    78,143,858             --     78,143,858             --
Common Stocks*...................................             1             --              1             --
Total Investments................................   353,646,982             --    353,646,982             --
Forward Foreign Currency Contracts**.............     6,074,029             --      6,074,029             --
                                                   ------------   ------------   ------------   ------------
Total............................................  $359,721,011   $         --   $359,721,011   $         --
                                                   ============   ============   ============   ============

                                              LIABILITIES TABLE
                                                                                    LEVEL 2        LEVEL 3
                                                      TOTAL         LEVEL 1      SIGNIFICANT    SIGNIFICANT
                                                     VALUE AT        QUOTED       OBSERVABLE    UNOBSERVABLE
                                                    6/30/2012        PRICES         INPUTS         INPUTS
                                                   ------------   ------------   ------------   ------------
Forward Foreign Currency Contracts**.............  $   (591,857)  $         --   $   (591,857)  $         --
                                                   ============   ============   ============   ============

*  See the Portfolio of Investments for country breakout.
** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at June 30, 2013.


--------------------------------------------------------
CURRENCY EXPOSURE                       % OF TOTAL
DIVERSIFICATION                         INVESTMENTS#
--------------------------------------------------------
USD                                         56.9%
AUD                                         13.1
EUR                                          4.2
ZAR                                          4.0
BRL                                          3.6
MXN                                          3.3
TRY                                          3.2
INR                                          2.1
NGN                                          2.0
RUB                                          1.8
RSD                                          1.6
HUF                                          1.3
MYR                                          1.3
UYU                                          1.3
PEN                                          1.2
GBP                                          0.4
CAD                                         (0.1)
NZD                                         (1.2)
COP                                          0.0 ##
IDR                                          0.0 ##
IND                                          0.0 ##
KZT                                          0.0 ##
--------------------------------------------------------
                                   Total   100.0%
                                           ======

#  The weightings include the impact of currency forwards.
## Amount is less than 0.1%.


Page 12                    See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
JUNE 30, 2013 (UNAUDITED)


                                          FORWARD FOREIGN CURRENCY CONTRACTS
                             ------------------------------------------------------------
                                                                              PURCHASE          SALE          UNREALIZED
SETTLEMENT                         AMOUNT                 AMOUNT             VALUE AS OF     VALUE AS OF     APPRECIATION
   DATE      COUNTERPARTY       PURCHASED (a)            SOLD (a)             6/30/2013       6/30/2013     (DEPRECIATION)
----------   ------------    -------------------    -------------------     -------------   -------------   --------------
07/19/13        DB           CAD        1,891,000    USD       1,858,946    $  1,797,115    $ 1,858,946     $  (61,831)
07/19/13        RBS          HUF      505,000,000    USD       2,221,958       2,223,717      2,221,958           1,759
09/05/13        JPM          IDR    2,995,119,000    USD         289,160         299,128        289,160           9,968
09/05/13        RBS          IDR    3,651,375,000    USD         358,087         364,669        358,087           6,582
09/05/13        JPM          IND      159,217,000    USD       2,651,319       2,646,526      2,651,319         (4,793)
07/19/13        UBS          NZD       18,000,000    USD      14,304,546      13,927,545     14,304,546       (377,001)
07/19/13        RBS          TRY        3,277,000    USD       1,809,134       1,693,418      1,809,134       (115,716)
09/05/13        JPM          USD        5,406,921    BRL      11,374,000       5,406,921      5,024,596         382,325
07/19/13        UBS          USD       13,026,645    CAD      13,391,000      13,026,645     12,726,162         300,483
09/05/13        JPM          USD          291,105    COP     566,200,000         291,105        291,105              --
07/19/13        CS           USD       14,052,275    GBP       9,224,000      14,052,275     14,027,238          25,037
07/19/13        RBS          USD        7,530,759    HUF   1,711,960,000       7,530,759      7,538,445         (7,686)
09/05/13        JPM          USD        7,269,307    IDR  72,787,575,000       7,269,307      7,269,416           (109)
09/05/13        RBS          USD        2,621,805    IND     159,217,000       2,621,805      2,646,526        (24,721)
07/19/13        RBS          USD        1,087,338    MXN      13,813,000       1,087,338      1,063,973          23,365
07/19/13        GS           USD       28,037,639    NZD      33,323,000      28,037,639     25,783,754       2,253,885
07/19/13        MS           USD       28,041,388    NZD      33,323,000      28,041,388     25,783,755       2,257,633
07/19/13        JPM          USD        1,704,451    RUB      53,875,140       1,704,451      1,633,415          71,036
09/05/13        JPM          USD       13,902,842    RUB     445,169,000      13,902,842     13,378,784         524,058
07/19/13        JPM          USD        1,812,393    TRY       3,277,000       1,812,393      1,693,418         118,975
07/19/13        RBS          USD        2,465,677    TRY       4,580,000       2,465,677      2,366,754          98,923
                                                                                                            -----------
Net Unrealized Appreciation (Depreciation).............................................................     $ 5,482,172
                                                                                                            ===========

(a) Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:
     CS    Credit Suisse
     DB    Deutsche Bank AG
     GS    Goldman Sachs
     JPM   JPMorgan Chase
     MS    Morgan Stanley
     RBS   Royal Bank of Scotland
     UBS   UBS AG


                           See Notes to Financial Statements             Page 13

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2013 (UNAUDITED)


ASSETS:
Investments, at value
   (Cost $347,308,864).........................................................................      $353,646,982
Cash...........................................................................................         6,986,428
Foreign currency (Cost $1,705,564).............................................................         1,675,357
Unrealized appreciation on forward foreign currency contracts..................................         6,074,029
Receivables:
     Interest..................................................................................         6,436,972
     Investment securities sold................................................................         4,403,763
Prepaid expenses...............................................................................            18,221
                                                                                                     ------------
   Total Assets................................................................................       379,241,752
                                                                                                     ------------

LIABILITIES:
Outstanding loans..............................................................................        98,267,982
Unrealized depreciation on forward foreign currency contracts..................................           591,857
Payables:
     Investment securities purchased...........................................................           948,368
     Investment advisory fees..................................................................           316,777
     Custodian fees............................................................................           267,819
     Audit and tax fees........................................................................            34,756
     Interest and fees on loans................................................................            32,427
     Deferred Indonesian capital gains tax.....................................................            32,163
     Administrative fees.......................................................................            31,260
     Legal fees................................................................................            22,432
     Transfer agent fees.......................................................................             8,989
     Printing fees.............................................................................             5,838
     Trustees' fees and expenses...............................................................             1,571
     Financial reporting fees..................................................................               771
Other liabilities..............................................................................             1,238
                                                                                                     ------------
   Total Liabilities...........................................................................       100,564,248
                                                                                                     ------------
NET ASSETS.....................................................................................      $278,677,504
                                                                                                     ============
Paid-in capital................................................................................      $286,760,015
Par value......................................................................................           174,102
Accumulated net investment income (loss).......................................................       (23,466,940)
Accumulated net realized gain (loss) on investments, forward foreign currency contracts and
  foreign currency transactions................................................................         2,102,335
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts
  and foreign currency translation.............................................................        13,107,992
                                                                                                     ------------
NET ASSETS.....................................................................................      $278,677,504
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      16.01
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        17,410,203
                                                                                                     ============


Page 14                    See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED)


INVESTMENT INCOME:
Interest (net of foreign withholding tax of $47,081)...........................................      $ 12,617,321
Other..........................................................................................           154,813
                                                                                                     ------------
   Total investment income.....................................................................        12,772,134
                                                                                                     ------------

EXPENSES:
Investment advisory fees.......................................................................         2,021,913
Interest and fees on outstanding loans.........................................................           546,844
Administrative fees............................................................................           180,927
Custodian fees.................................................................................           176,150
Printing fees..................................................................................            43,047
Legal fees.....................................................................................            33,710
Audit and tax fees.............................................................................            29,556
Transfer agent fees............................................................................            20,692
Trustees' fees and expenses....................................................................            14,759
Financial reporting fees.......................................................................             4,625
Other..........................................................................................            18,641
                                                                                                     ------------
   Total expenses..............................................................................         3,090,864
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         9,681,270
                                                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................         4,932,166
   Forward foreign currency contracts..........................................................          (473,474)
   Foreign currency transactions...............................................................         1,887,215
                                                                                                     ------------
Net realized gain (loss).......................................................................         6,345,907
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................       (49,055,303)
   Forward foreign currency contracts..........................................................         5,557,824
   Foreign currency translation................................................................          (141,099)
Net change in deferred Indonesian capital gains tax............................................           122,364
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................       (43,516,214)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................       (37,170,307)
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $(27,489,037)
                                                                                                     ============


                           See Notes to Financial Statements             Page 15

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                             ENDED           YEAR
                                                                                           6/30/2013         ENDED
                                                                                          (UNAUDITED)     12/31/2012
                                                                                        --------------   -------------
OPERATIONS:
Net investment income (loss).......................................................     $    9,681,270   $  20,639,605
Net realized gain (loss)...........................................................          6,345,907       2,392,118
Net change in unrealized appreciation (depreciation)...............................        (43,516,214)     28,879,119
                                                                                        --------------   -------------

Net increase (decrease) in net assets resulting from operations....................        (27,489,037)     51,910,842
                                                                                        --------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................        (13,575,565)    (22,937,807)
Return of capital..................................................................                 --      (4,194,342)
                                                                                        --------------   -------------

Total distributions to shareholders................................................        (13,575,565)    (27,132,149)
                                                                                        --------------   -------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................            171,859         271,141
                                                                                        --------------   -------------

Net increase (decrease) in net assets resulting from capital transactions..........            171,859         271,141
                                                                                        --------------   -------------

Total increase (decrease) in net assets............................................        (40,892,743)     25,049,834

NET ASSETS:
Beginning of period................................................................        319,570,247     294,520,413
                                                                                        --------------   -------------

End of period......................................................................     $  278,677,504   $ 319,570,247
                                                                                        ==============   =============

Accumulated net investment income (loss) at end of period..........................     $  (23,466,940)  $( 19,572,645)
                                                                                        ==============   =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................         17,400,622      17,385,109
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........              9,581          15,513
                                                                                        --------------   -------------

Common Shares at end of period.....................................................         17,410,203      17,400,622
                                                                                        ==============   =============


Page 16                    See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED)


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................  $  (27,489,037)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................    (135,765,709)
      Sales, maturities and paydowns of investments.............................     141,176,299
      Net amortization/accretion of premiums/discounts on investments...........        (117,020)
      Net realized gain/loss on investments.....................................      (4,932,166)
      Net realized gain/loss on foreign currency transactions (a)...............      (2,126,512)
      Net change in unrealized appreciation/depreciation on forward foreign
            currency contracts..................................................      (5,557,824)
      Net change in unrealized appreciation/depreciation on investments.........      49,055,303
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable...........................................        (100,864)
      Increase in prepaid expenses..............................................          (6,906)
      Decrease in interest and fees on loan payable.............................         (12,169)
      Decrease in investment advisory fees payable..............................         (35,381)
      Decrease in audit and tax fees payable....................................         (23,444)
      Increase in legal fees payable............................................          14,871
      Decrease in printing fees payable.........................................         (17,597)
      Increase in administrative fees payable...................................           2,293
      Increase in custodian fees payable........................................         176,150
      Increase in transfer agent fees payable...................................           3,222
      Increase in Trustees' fees and expenses payable...........................           1,571
      Decrease in deferred Indonesian capital gains tax.........................        (122,364)
      Decrease in other liabilities.............................................          (9,210)
                                                                                  --------------

CASH PROVIDED BY OPERATING ACTIVITIES...........................................                   $   14,113,506
                                                                                                   --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds of Common Shares reinvested......................................         171,859
      Distributions to Common Shareholders from net investment income...........     (13,575,565)
                                                                                  --------------

CASH USED IN FINANCING ACTIVITIES...............................................                      (13,403,706)
Effect of exchange rate changes on Euro Loan (b)................................                         (172,620)
                                                                                                   --------------

Increase in cash and foreign currency (c).......................................                          537,180
Cash at beginning of period.....................................................                        8,124,605
                                                                                                   --------------

Cash and foreign currency at end of period......................................                   $    8,661,785
                                                                                                   ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                   $      559,013
                                                                                                   ==============


-----------------------
(a) This amount is a component of net realized gain (loss) on foreign currency transactions as shown on the Statement of Operations.

(b) This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.

(c) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(40,998).


                           See Notes to Financial Statements             Page 17

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           SIX MONTHS
                                             ENDED           YEAR          YEAR          YEAR          YEAR          YEAR
                                           6/30/2013        ENDED         ENDED         ENDED         ENDED         ENDED
                                          (UNAUDITED)     12/31/2012    12/31/2011    12/31/2010    12/31/2009    12/31/2008
                                          ------------   ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period ...    $   18.37      $  16.94     $   17.80      $  16.58      $   12.69     $  18.54
                                            ---------      --------     ---------      --------      ---------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...........         0.56          1.18          1.22          1.28           1.47         1.46
Net realized and unrealized gain (loss)         (2.14)         1.81         (0.52)         1.50           3.98        (5.75)
                                            ---------      --------     ---------      --------      ---------     --------
Total from investment operations .......        (1.58)         2.99          0.70          2.78           5.45        (4.29)
                                            ---------      --------     ---------      --------      ---------     --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..................        (0.78)        (1.32)        (1.55)        (1.56)         (0.68)       (1.56)
Return of capital ......................           --         (0.24)        (0.01)           --          (0.88)          --
                                            ---------      --------     ---------      --------      ---------     --------
Total from distributions ...............        (0.78)        (1.56)        (1.56)        (1.56)         (1.56)       (1.56)
                                            ---------      --------     ---------      --------      ---------     --------
Net asset value, end of period .........    $   16.01      $  18.37     $   16.94      $  17.80      $   16.58     $  12.69
                                            =========      ========     =========      ========      =========     ========
Market value, end of period ............    $   15.43      $  17.85     $   15.76      $  17.36      $   16.03     $  10.40
                                            =========      ========     =========      ========      =========     ========
TOTAL RETURN BASED ON NET ASSET VALUE (a)       (8.85)%       18.51%         4.37%        17.90%         47.48%      (23.14)%
                                            =========      ========     =========      ========      =========     ========
TOTAL RETURN BASED ON MARKET VALUE (a)..        (9.64)%       23.85%        (0.44)%       18.93%         73.98%      (29.39)%
                                            =========      ========     =========      ========      =========     ========
-----------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...    $ 278,678      $319,570     $ 294,520      $309,342      $ 287,961     $220,286
Ratio of total expenses to average net
   assets ..............................         2.01% (b)     2.09%         2.02%         2.13%          2.57%        3.55%
Ratio of total expenses to average net
   assets excluding interest expense ...         1.66% (b)     1.71%         1.63%         1.65%          1.77%        1.83%
Ratio of net investment income (loss) to
   average net assets ..................         6.31% (b)     6.72%         6.94%         7.41%          9.90%        8.72%
Portfolio turnover rate ................           35%           56%           52%          101%            72%          66%
INDEBTEDNESS:
Total loans outstanding (in 000's) .....    $  98,268      $ 98,441     $  98,198      $ 88,595      $  89,511     $ 89,101
Asset coverage per $1,000 of
   indebtedness (c).....................    $   3,836      $  4,246     $   3,999      $  4,492      $   4,217     $  3,472

-----------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value ("NAV") per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(b)  Annualized.
(c) Calculated by subtracting the Fund's total liabilities (not including the loans outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.


Page 18                    See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2013 (UNAUDITED)


                                1. ORGANIZATION

First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 2, 2004 , and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAM on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Bond, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

        1)  benchmark yields;
        2)  reported trades;
        3)  broker/dealer quotes;
        4)  issuer spreads;
        5)  benchmark securities;
        6)  bids and offers; and
        7)  reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the counter market are valued at their closing bid prices.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust" or the "Advisor") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2013 (UNAUDITED)


the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to, the following:

        1) the fundamental business data relating to the issuer, or economic data relating to the country of issue;
        2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
        3)  the type, size and cost of the security;
        4) the financial statements of the issuer, or the financial condition of the country of issue;
        5) the credit quality and cash flow of the issuer, or country of issue, based on the Sub-Advisor's or external analysis;
        6) the information as to any transactions in or offers for the security;
        7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
        8)  the coupon payments;
        9) the quality, value and salability of collateral, if any, securing the security;
       10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);
       11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);
       12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
       13)  other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

    o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
    o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
             o Quoted prices for similar investments in active markets.
             o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, th prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
             o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
             o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
    o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of June 30, 2013, is included with the Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At June 30, 2013, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. Forward Foreign Currency Contracts:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2013 (UNAUDITED)


realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the six months ended June 30, 2013, the open and close notional values of forward foreign currency contracts were $520,499,326 and $490,066,289, respectively.

D. Offsetting on the Statement of Assets and Liabilities:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years.

The Fund adopted the disclosure requirement on netting for the current reporting period. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

At June 30, 2013, derivative assets and liabilities (by type) on a gross basis are as follows:

                                                   Gross Amounts      Net Amounts of Assets
                                                   Offset in the        Presented in the                    Collateral
                             Gross Amounts of   Statement of Assets    Statement of Assets      Financial    Amounts
                            Recognized Assets     and Liabilities        and Liabilities       Instruments   Received    Net Amount
                            -----------------   -------------------   ---------------------    -----------  ----------  -----------
Forward Currency Contracts*    $ 6,074,029          $     --                $ 6,074,029         $      --    $     --   $ 6,074,029

                                                                         Net Amounts of
                                                   Gross Amounts          Liabilities
                            Gross Amounts of       Offset in the        Presented in the                    Collateral
                               Recognized       Statement of Assets   Statement of Assets       Financial    Amounts
                               Liabilities        and Liabilities       and Liabilities        Instruments   Pledged    Net Amount
                            -----------------   -------------------   ---------------------    -----------  ----------  -----------
Forward Currency Contracts*    $  (591,857)         $     --                $  (591,857)        $      --    $     --   $  (591,857)

* The respective counterparties for each contract are disclosed in the Schedule of Forward Foreign Currency Contracts.


E. Foreign Currency:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

F. Dividends and Distributions to Shareholders:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2013 (UNAUDITED)


The tax character of distributions paid during the fiscal year ended December 31, 2012, was as follows:

Distributions paid from:
Ordinary income.................................   $    22,937,807
Capital gain....................................                --
Return of capital...............................         4,194,342

As of December 31, 2012, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................   $            --
Undistributed capital gains.....................                --
                                                   ---------------
Total undistributed earnings....................                --
Accumulated capital and other losses............        (3,048,251)
Net unrealized appreciation (depreciation)......        36,256,079
                                                   ---------------
Total accumulated earnings (losses).............        33,207,828
Other...........................................          (399,839)
Paid-in capital.................................       286,762,258
                                                   ---------------
Net assets......................................   $   319,570,247
                                                   ===============

G. Income and Other Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in "Net change in unrealized appreciation (depreciation)" on the Statement of Operations. The capital gains tax paid on securities sold is included in "Other" expenses on the Statement of Operations.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in tax years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Fund had capital loss carryforwards for federal income tax purposes of $2,142,594 expiring on December 31, 2017.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2012, the Fund intends to elect to defer net realized ordinary losses of $905,657.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of June 30, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. Expenses:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2013 (UNAUDITED)


BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's Custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the six months ended June 30, 2013, were $136,714,077 and $143,697,120, respectively.

                                 5. BORROWINGS

The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $120,000,000. As of June 30, 2013, the Fund had three loans outstanding under the revolving credit facility totaling $98,267,982. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $60,000,000, $26,000,000 and $12,267,982 (the U.S. Dollar equivalent of a 9,425,000 euro loan). For the six months ended June 30, 2013, the average amount outstanding was $98,375,399. The high and low annual interest rates during the six months ended June 30, 2013 were 1.11% and 0.95%, respectively, and the weighted average interest rate was 1.08%. The weighted average interest rate at June 30, 2013 was 1.08%. The revolving credit facility was scheduled to expire on January 2, 2013, but was extended through December 31, 2013. The Fund pays a commitment fee of 0.10% on any day that the loan balances exceed 50% of the total commitment and 0.15% at all other times, which is included in "Interest and fees on outstanding loans" on the Statement of Operations. Prior to January 2, 2013, the Fund paid a commitment fee of 0.15% on any day that the loan balances exceeded 50% of the total commitment and 0.30% at all other times.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On July 22, 2013, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on August 5, 2013, payable August 15, 2013.

On August 20, 2013, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on September 5, 2013, payable September 16, 2013.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2013 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.


      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2013 (UNAUDITED)


                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income Fund), First Trust Energy Infrastructure Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and First Trust High Income Long/Short Fund was held on April 17, 2013 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust/Aberdeen Global Opportunity Income Fund as Class III Trustees for a three year term expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 14,629,472, the number of votes against was 514,315 and the number of abstentions was 2,256,835. The number of votes cast in favor of Mr. Nielson was 14,781,078, the number of votes against was 362,709 and the number of abstentions was 2,256,835. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

Board Considerations Regarding Continuation of Investment Management and Sub-Advisory Agreements

The Board of Trustees of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Aberdeen Asset Management Inc. (the "Sub-Advisor"), at a meeting held on June 9-10, 2013. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non fund clients, noting that the Advisor provides services to one other closed end fund sub-advised by the Sub-Advisor and certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges the same advisory fee rate to the Fund and the other closed end fund sub-advised by the Sub-Advisor and a lower advisory fee rate to the separately managed accounts. The Board noted the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2013 (UNAUDITED)


by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not manage any other funds directly comparable to the Fund, but that the sub-advisory fee rate is the same as that received from the Advisor for the other closed end fund for which it serves as sub-advisor, and is generally lower than or equal to the fees the Sub-Advisor charges to the other North American closed end fixed income funds and a separate account with a global bond mandate that it manages. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that the Lipper expense peer group consisted of only three other funds and that the Lipper and Advisor peer groups did not include any overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different types of leverage which have different costs associated with them or may use no leverage; (iii) most peer funds do not employ an advisor/sub-advisor management structure; (iv) some of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds; and (v) peer funds may have fewer investments in foreign assets as compared to the Fund, which typically have higher custody costs. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of the Lipper peer group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to a performance peer universe selected by Lipper and to a blended benchmark. In reviewing the Fund's performance as compared to the performance of the Lipper performance peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 28, 2013 and an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board compared the Fund's premium/discount to the average and median premium/discount over the past eight quarters of the Advisor peer group over the same period and considered factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered the Sub-Advisor's representation that because it manages the Fund in a similar fashion to other accounts it is able to achieve economies of scale through relationships with brokers, administrative systems and other operational efficiencies and that while it expects operating costs in general to continue to rise, it continues to expect to experience the benefits of economies of scale. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board considered fall out benefits realized by the Sub-Advisor from its relationship with the Fund, and noted that while the Sub-Advisor may enter into soft dollar arrangements, the Fund invests mainly in fixed income securities, and there were no credits generated by the Fund from any commission sharing arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2013 (UNAUDITED)


INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 60% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: The Fund may invest in fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. ISSUER RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities.

EUROPE RISK: The Fund invests in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the region and their effect on securities issued by European companies impossible to predict. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                           JUNE 30, 2013 (UNAUDITED)


CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers.

Investments in debt instruments of issuers located in emerging market countries are considered speculative. Heightened risks of investing in emerging markets government debt include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187


INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103


ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust/Aberdeen Global Opportunity Income Fund
                ---------------------------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  August 9, 2013
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  August 9, 2013
     -------------------

By (Signature and Title)*       /s/ James M. Dykas
                                ------------------------------------------------
                                James M. Dykas, Treasurer,
                                Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)

Date  August 9, 2013
     -------------------

* Print the name and title of each signing officer under his or her signature.